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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 23, 2005

                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)

        MINNESOTA                     333-84486                   41-0365145
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)

       4001 LEXINGTON AVENUE NORTH
          ARDEN HILLS, MINNESOTA                                55126
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (651) 481-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange
       Act (17 CFR 240.14a-12(b)).

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operation and Financial Condition.

For the year ended December 31, 2004, Land O'Lakes, Inc. (the "Company") hereby makes available its Annual Report that was released today, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1. The Company will also post a copy of its Annual Report on its web page at www.landolakesinc.com.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                LAND O'LAKES, INC.

Date: February 22, 2005                         /s/ Daniel Knutson
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                                                Daniel Knutson
                                                Senior Vice President
                                                and Chief Financial Officer

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                                  Exhibit Index

99.1  Land O'Lakes, Inc. Annual Report 2004.